SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) September 21, 1999


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



          Delaware                     0-21605                 25-1669404
       (State or other          (Commission File Number)     (IRS Employer
 jurisdiction of incorporation)                            Identification No.)




                 One North Main Street - Coudersport, PA 16915
               (Address of principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830





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Item 5.  Other Events

         (a) On September 21, 1999, Hyperion Telecommunications, Inc. (also known as Adelphia Business Solutions), announced its proposed national expansion into the western half of the United States. The announcement was contained in a press release, a copy of which is attached to this Form 8-K and filed herewith under Item 7 as Exhibit 99.01.

         (b) Daniel R. Milliard, the president, chief operating officer and secretary for Hyperion, a senior vice president and secretary for Adelphia Communications Corporation and a member of the board of directors for both Adelphia and Hyperion, has resigned his officer positions with both companies and their subsidiaries effective September 20, 1999 to take a new position elsewhere. Mr. Milliard will continue to serve on the board of directors of both Adelphia and Hyperion until the upcoming annual stockholder meeting for each on October 25, 1999.


Item 7.  Financial Statements and Exhibits

Exhibit No.       Description

99.01             Press Release dated September 21, 1999 (Filed Herewith).


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                                    SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 27, 1999                 HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                                By: /s/Timothy J. Rigas
                                                    Timothy J. Rigas
                                                    Vice Chairman, Treasurer and
                                                    Chief Financial Officer





















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                                  EXHIBIT INDEX

99.01             Press Release dated September 21, 1999 (Filed Herewith).